Income Taxes [Text Block]	12 Months Ended
Mar. 31, 2015
Income Taxes [Text Block]
7.	INCOME TAXES

Income before Income Tax Expense

Income before income tax expense by jurisdiction for the fiscal years ended March 31, 2013, 2014 and 2015 was as follows:

	2013	2014	2015
	(in millions)
Domestic income	¥898,596	¥1,012,551	¥1,545,510
Foreign income	517,275	407,892	717,146

Total	¥1,415,871	¥1,420,443	¥2,262,656

Income Tax Expense (Benefit)

The detail of current and deferred income tax expense (benefit) for the fiscal years ended March 31, 2013, 2014 and 2015 was as follows:

	2013	2014	2015
	(in millions)
Current:
Domestic	¥102,357	¥243,648	¥300,905
Foreign	60,609	102,316	112,603

Total	162,966	345,964	413,508

Deferred:
Domestic	122,804	(5,523)	240,293
Foreign	10,250	(2,524)	12,219

Total	133,054	(8,047)	252,512

Income tax expense	296,020	337,917	666,020
Income tax expense (benefit) reported in Accumulated OCI relating to:
Investment securities	336,531	96,422	578,161
Derivatives qualifying for cash flow hedges	2,217	(235)	591
Defined benefit plans	43,213	69,515	5,965
Foreign currency translation adjustments	18,537	51,414	95,335

Total	400,498	217,116	680,052

Total	¥696,518	¥555,033	¥1,346,072

On November 30, 2011, the Japanese Diet enacted two tax related laws: “Amendment to the 2011 Tax Reform” and “Special Measures to Secure the Financial Resources to Implement the Restoration from The Great East Japan Earthquake.” The changes under the new laws include a limitation on the use of net operating loss carryforwards to 80% of taxable income, a two-year increase in the carryforward period of certain net operating loss carryforwards to a nine-year period, and an approximately 5% reduction in the effective statutory rate of corporate income tax from 40.6% to 35.6%. While the reduction in the effective statutory rate was effective for fiscal years beginning on or after April 1, 2012, a temporary surtax levied on corporate income taxes to fund the earthquake recovery efforts caused the effective statutory rate of corporate income tax to be approximately 38.0% for the three year period between April 1, 2012 and March 31, 2015. However, on March 20, 2014, the Japanese Diet enacted the “2014 Tax Reform” which terminated the temporary surtax levied on corporate income taxes one year earlier than the change in tax law on November 30, 2011. As a result, the effective statutory rate of corporate income tax for the fiscal year ending March 31, 2015 was set at approximately 35.6%. The change in tax law resulted in an increase of ¥16,687 million in income tax expense for the fiscal year ended March 31, 2014.

The MUFG Group has changed to filing on a consolidated basis for corporate income taxes within Japan beginning with the fiscal year ended March 31, 2015. A consolidated basis for corporate income taxes results in the reporting of taxable income or loss based upon the combined profits or losses of the parent company and its wholly-owned domestic subsidiaries.

On March 31, 2015, the Japanese Diet enacted the “2015 Tax Reform” which includes changes in the limitation on the use of net operating loss carryforwards from 80% to 65% of taxable income for the two-year period between April 1, 2015 and March 31, 2017, and from 65% to 50% for the fiscal years beginning on or after April 1, 2017, respectively, and one-year increase in the carryforward period of certain net operating loss carryforwards from nine-year period to ten-year period for the fiscal years beginning on or after April 1, 2017, as well as reduction in the effective statutory rate of corporate income tax from approximately 35.6% to 33.9% for the fiscal year beginning on or after April 1, 2015. The change in tax law resulted in a decrease of ¥39,966 million in income tax expense for the fiscal year ended March 31, 2015.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 38.0% for the fiscal years ended March 31, 2013 and 2014, and approximately 35.6% for the fiscal year ended March 31, 2015. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rates for the fiscal years ended March 31, 2013, 2014 and 2015 is as follows:

	2013		2014	2015
Combined normal effective statutory tax rate	38.0%		38.0%	35.6%
Nondeductible expenses	0.1		0.2	0.1
Foreign tax credit and payments	(0.8)		(0.6)	(1.0)
Lower tax rates applicable to income of subsidiaries	(0.5)		(0.4)	(0.1)
Change in valuation allowance	(7.3)		(12.4)	(1.3)
Realization of previously unrecognized tax effects of subsidiaries	(10.7	)(1)	(0.1)	—
Nontaxable dividends received	(2.3)		(3.3)	(1.6)
Undistributed earnings of subsidiaries	1.5		0.5	0.1
Tax and interest expense for uncertainty in income taxes	(0.1)		—	(0.2)
Expiration of loss carryforward	2.1		—	—
Effect of changes in tax laws	—		1.2	(1.7)
Other—net	0.9		0.7	(0.5)

Effective income tax rate	20.9%		23.8%	29.4%

Note:

(1)	In April 2012, one of the wholly-owned subsidiaries of BTMU was liquidated. The liquidation resulted in the realization of tax benefits that were not previously recognized as deferred tax assets, resulting in a ¥151,309 million reduction of income tax expense and a 10.7% reduction in the effective tax rate for the fiscal year ended March 31, 2013.

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2014 and 2015 were as follows:

	2014	2015
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥650,069	¥570,049
Operating loss carryforwards	102,260	110,211
Loans	7,632	13,295
Accrued liabilities and other	309,327	172,959
Premises and equipment, including sale-and-leaseback transactions	94,652	86,461
Derivative financial instruments	94,514	95,593
Accrued severance indemnities and pension plans	44,810	17,286
Valuation allowance	(308,561)	(274,010)

Total deferred tax assets	994,703	791,844

Deferred tax liabilities:
Investment securities (including trading account assets at fair value under fair value option)	574,807	1,321,462
Intangible assets	159,330	147,173
Lease transactions	77,542	74,605
Other	74,471	70,352

Total deferred tax liabilities	886,150	1,613,592

Net deferred tax assets (liabilities)	¥108,553	¥(821,748)

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The valuation allowance is determined to reduce the measurement of deferred tax assets not expected to be realized. Management considers all available evidence, both positive and negative, to determine whether the valuation allowance is necessary based on the weight of that evidence. Management determines the amount of the valuation allowance based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors.

For the fiscal year ended March 31, 2014, the MUFG Group recorded a valuation allowance release, on the basis of management’s reassessment of the amount of its deferred tax assets that were more likely than not to be realized. As of March 31, 2014, management considered new evidence, both positive and negative, that could impact management’s view with regard to future realization of deferred tax assets.

Among others, a release of valuation allowance of ¥91,070 million was due to the application of the consolidated corporate-tax system beginning with the fiscal year ended March 31, 2015. This is because MUFG would be able to utilize income in more profitable subsidiaries to realize the benefit of net operating loss carryforwards and existing deductible temporary differences recorded at MUFG. Management believes that the net operating loss carryforwards related to Japanese corporate taxes will be fully utilized by the application of the consolidated corporate-tax system.

Among others, a release of valuation allowance of ¥45,922 million was due to the profitability improvement of a certain subsidiary. Management considered various factors, including the improved operating performance and cumulative operating results over the prior several years of the subsidiary as well as the outlook regarding prospective operating performance of the subsidiary, and determined that sufficient positive evidence exists as of March 31, 2014, to conclude that it is more likely than not that additional deferred tax assets would be realizable.

For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2014 and 2015 to the extent that it is more likely than not that they will not be realized.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2014 and 2015, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥37,498 million and ¥22,741 million, respectively. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Furthermore, under the Japanese tax law, 95% of a dividend received from a foreign company in which a domestic company has held generally at least 25% of the outstanding shares for a continuous period of six months or more ending on the date on which the dividend is declared can be excluded from the domestic company’s taxable income. Therefore, if undistributed earnings of certain foreign subsidiaries are repatriated through dividends, only 5% of the amount of dividends will be included in the taxable income.

Operating Loss and Tax Credit Carryforwards

At March 31, 2015, the MUFG Group had operating loss carryforwards for corporate tax of ¥321,829 million and tax credit carryforwards of ¥8,973 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2016	¥3	¥857
2017	—	409
2018	25,908	89
2019	5,242	87
2020	35,453	88
2021	8,184	68
2022 and thereafter	222,425	5,264
No definite expiration date	24,614	2,111

Total	¥321,829	¥8,973

Uncertainty in Income Tax

The following is a roll-forward of the MUFG Group’s unrecognized tax benefits for the fiscal years ended March 31, 2013, 2014 and 2015:

	2013		2014		2015
	(in millions)
Balance at beginning of fiscal year	¥58,588		¥30,956		¥13,993
Gross amount of increases for current year’s tax positions	366		439		606
Gross amount of decreases for current year’s tax positions	(49)		—		—
Gross amount of increases for prior years’ tax positions	2,765		333		3,361
Gross amount of decreases for prior years’ tax positions	(35,119	)(1)	(25,318	)(2)	(6,561)
Net amount of changes relating to settlements with tax authorities	760		(244)		(809)
Decreases due to lapse of applicable statutes of limitations	—		—		(1,452)
Foreign exchange translation and others	3,645		7,827		1,802

Balance at end of fiscal year	¥30,956		¥13,993		¥10,940

Notes:

(1)	The decrease was primarily because, during the fiscal year ended March 31, 2013, the MUFG Group closed an examination with U.S. tax authorities on issues related to prior years’ tax positions.
(2)	The decrease related to prior year tax positions is primarily from the resolution of uncertain tax positions in the U.S. for both federal income taxes and California state tax.

The total amounts of unrecognized tax benefits at March 31, 2013, 2014 and 2015 that, if recognized, would affect the effective tax rate are ¥9,632 million, ¥3,570 million and ¥1,485 million, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.

The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the accompanying consolidated financial statements for the fiscal years ended March 31, 2013, 2014 and 2015:

	2013	2014	2015
	(in millions)
Balance at beginning of fiscal year	¥6,934	¥4,528	¥5,946
Total interest and penalties in the consolidated statements of income	(2,975)	(698)	(1,468)
Total cash settlements, foreign exchange translation and others	569	2,116	398

Balance at end of fiscal year	¥4,528	¥5,946	¥4,876

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2014 and forward
United States—Federal	2010 and forward
United States—California	2009 and forward
Thailand	2010 and forward
United Kingdom	2013 and forward

The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. The unrecognized tax benefits will decrease since resolved items will be removed from the balance regardless of whether their resolution results in payment or recognition. It is reasonably possible that the unrecognized tax benefits will decrease by an amount not exceeding ¥1 billion during the next twelve months.